UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2026

RF ACQUISITION CORP III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, #05-07
Singapore 238164
+65 6904 0766

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right to receive one-tenth of one ordinary share	RFAMU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	RFAM	The Nasdaq Stock Market LLC
Rights, each right receives one-tenth of one Ordinary Share	RFAMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2026, RF Acquisition Corp III (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one right to receive one-tenth of one Ordinary Share (the “Rights”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-290947) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 17, 2025, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated February 12, 2026, by and between the Company and EarlyBirdCapital, Inc., as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated by reference.

●	A Rights Agreement dated February 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 12, 2026, (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Alfa 30 Limited (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 12, 2026, by and among the Company, the Sponsor and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated February 12, 2026, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●

A Private Placement Units Purchase Agreement, dated February 12, 2026, by and between the Company and EarlyBirdCapital, Inc. (together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated February 12, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated February 12, 2026, by and between the Company and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Form of Indemnity Agreement, dated February 12, 2026, by and between the Company and each indemnitee thereto, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	A Securities Escrow Agreement, dated February 12, 2026, by and among the Company, the Sponsor and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private sale of 250,000 private units (the “Private Placement Units”) to the Sponsor and its designees at a purchase price of $10.00 per Private Placement Unit, and 100,000 Private Placement Units to EarlyBirdCapital, Inc., generating gross proceeds to the Company of $3,500,000. The Private Placement Units are identical to the Units sold in the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on February 12, 2026, Ryan Lee Wen, Tuan Lee Low and Yunn Chinn Shng (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that the Directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective February 12, 2026, Ryan Lee Wen, Tuan Lee Low and Yunn Chinn Shng were appointed to the Board’s Audit Committee, with Tuan Lee Low serving as chair of the Audit Committee, and Ryan Lee Wen, Tuan Lee Low, and Yunn Chinn Shng were appointed to the Board’s Compensation Committee, with Ryan Lee Wen serving as chair of the Compensation Committee.

On February 12, 2026, in connection with his appointment to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form filed as Exhibits 10.1 and 10.10 hereto.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.10 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2025, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $100,000,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 21 months (or 24 months if we have filed a proxy statement with the SEC relating to our initial business combination within 21 months from the closing of this offering but have not yet consummated such transaction) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO, subject to applicable law.

On February 12, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 18, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 12, 2026, by and between the Company and EarlyBirdCapital, Inc., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated February 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated February 12, 2026, by and among the Company, its executive officers, its directors and Alfa 30 Limited.
10.2	Investment Management Trust Agreement, dated February 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 12, 2026, by and among the Company, Alfa 30 Limited, and EarlyBirdCapital, Inc.
10.4	Private Placement Units Purchase Agreement, dated February 12, 2026, by and between the Company and Alfa 30 Limited.
10.5	Private Placement Units Purchase Agreement, dated February 12, 2026, by and between the Company and EarlyBirdCapital, Inc.
10.6	Administrative Services Agreement, dated February 12, 2026, by and between the Company and the Sponsor.
10.7	Business Combination Marketing Agreement, dated February 12, 2026, by and between the Company and EarlyBirdCapital, Inc.
10.8	Form of Indemnity Agreement, dated February 12, 2026, by and between the Company and each indemnitee thereto.
10.9	Securities Escrow Agreement, dated February 12, 2026, by and among the Company, the Sponsor, and Continental Stock Transfer & Trust Company.
99.1	Press Release dated February 12, 2026.
99.2	Press Release dated February 18, 2026.
104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF ACQUISITION CORP III

By:	/s/ Tse Meng Ng
	Name:	Tse Meng Ng
	Title:	Chief Executive Officer

Dated: February 18, 2026

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